EXHIBIT 23.2


          INDEPENDENT AUDITORS' CONSENT

          We consent to the incorporation by reference in this Registration Statement of Ballard Medical Products on Form S-3 of our reports dated March 1, 1996, except for Note 8 for which the date is March 21, 1996, appearing in the Annual Report on Form 10-KSB of Cardiotronics Systems, Inc. for the year ended December 31, 1995.


                                             Deloitte & Touche LLP
                                             Costa Mesa, California
                                             December 20, 1996